UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2015

ABAKAN INC.

(Exact name of registrant as specified in its charter)

Nevada

000-52784

98-0507522

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification No.)

2665 S. Bayshore Drive, Suite 450, Miami, Florida  33133

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (786) 206-5368

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 23, 2015, Abakan Inc. (“Company”) and Powdermet, Inc.  (“Powdermet”), its minority owned subsidiary, entered into a Settlement and Exchange Agreement (“Settlement and Exchange”), pursuant to which agreement the Company increased its ownership of MesoCoat, Inc. (“MesoCoat”) to one hundred percent (100%)

The  Settlement  and  Exchange  caused  the  Company  to  decrease  its  minority  ownership  in  Powdermet

from   24.1%   to   3.6%,   in   exchange   for   the   remaining   11.9%   of   MesoCoat   owned   by   Powdermet,

$1,000,000  in  cash  payable  in  one  payment  of  $250,000  and  five  (5)  monthly  installments  of  $150,000,

land  and  equipment  worth  $600,000,  the extinguishment of  existing inter-company debt of  $486,000,  and the return of 400,000 outstanding Company common shares to treasury.

The decision to divest a significant portion of the Company’s ownership of Powdermet is the culmination of the staged acquisition of MesoCoat planned as part of the Company’s initial investment in 2009.

_____________________________________________________________________________________

ITEM 4.01

CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

_____________________________________________________________________________________

(b)

On July 23, 2015, upon the authorization and approval of the Board of Directors, the Company engaged  Maloney + Novotny LLC (“Maloney + Novotny”) as its independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period preceding Maloney

+ Novotny’s engagement, neither the Company nor anyone acting on its behalf consulted Maloney +

Novotny regarding either:

(i)

the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that

Maloney + Novotny concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

(ii)      any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and  Item 304(a)(1)(v) of Regulation S-K respectively).

The  Company  provided  Maloney  +  Novotny  with  a  copy  of  this  Form  8-K  prior  to  its  filing  with  the

Commission.

_____________________________________________________________________________________

_____________________________________________________________________________________

ITEM 7.01

REGULATION FD DISCLSOURE

_____________________________________________________________________________________

The information contained herein includes a press release attached to this current report in Item 9.01 as

Exhibit 99 which is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section

18 of the Exchange Act, or otherwise subject to the liabilities of that section. However, this information may be incorporated by reference in another filing under the Exchange Act or the Securities Act only if,

and to the extent that, such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

_____________________________________________________________________________________

(d)

Exhibit

10

Settlement and Exchange Agreement dated July 23, 2015

99

Press Release dated July 27, 2015

_____________________________________________________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Abakan Inc.

Date

By: /s/ Robert H. Miller

July 27, 2015

Name: Robert H. Miller

Title: Chief Executive Officer

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